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                                                                   EXHIBIT 10.21

                                DEED OF COVENANTS

         THIS DEED OF COVENANTS is made the 21st day of April, A.D. 1999 by and between R&B Falcon Corporation, a corporation organized under the laws of the State of Delaware, United States of America, with its business address at 901 Threadneedle, Houston, Texas 77079 (the "Owner") and RBF Finance Co., a corporation organized under the laws of the State of Delaware, with its business address at 901 Threadneedle, Houston, Texas 77079 (the "Mortgagee").

         This instrument, as supplemented or amended, is hereinafter referred to as "this Deed".

WHEREAS:

         1. The Owner is the sole legal, unencumbered and registered owner of Sixty-four Sixty- fourth shares in the following diving support vessel (the "Vessel"):

                    NAME                      OFFICIAL NO.
                    ----                      ------------

                    PEREGRINE II              730928

which Vessel is registered in the Owner's name in the Ships Registry of the Commonwealth of The Bahamas at the Port of Nassau with the Official Number indicated above and having been built by Rauma Repola, Finland.

         2. By the Loan Agreement, dated as of March 26, 1999 (the "Loan Agreement"), among the Owner as borrower and the Mortgagee as lender, the Mortgagee has agreed to make a Loan to the Owner up to an aggregate amount of USD 28,500,000 (the "Loan"). The obligations of the Owner under the Loan Agreement are evidenced by the two Promissory Notes of the Owner (collectively, the "Note") in the form attached as Exhibit A to the Loan Agreement (such obligations under the Loan Agreement and the Note referred to herein as the "Obligations"). Capitalized terms used herein but not otherwise defined shall have the meaning given them in the Loan Agreement.

         3. This Deed is collateral to the Bahamian Statutory Mortgage (the "Mortgage") of even date herewith on the Owner's Vessel given by the Owner to the Mortgagee to secure to the Mortgagee the due and punctual payment and the due and punctual observance (a) by the Owner pursuant to and of all the terms, covenants and conditions contained in the Loan Agreement, the Note and the other Loan Documents to which it is a party and (b) by the Owner pursuant to and of all the terms, covenants and conditions contained in this Deed.


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NOW, THEREFORE, THIS DEED WITNESSETH:

                                Part I - General

1.       General Definitions

         1.1      In this Deed:

                  (a) any term defined in the Loan Agreement and not otherwise defined herein means what it means therein;

                  (b) "Permitted Liens" means:

                           (i) liens for current operating expenses incurred in
                  the ordinary course of business (payment for which is not overdue); and

                           (ii) liens covered (in excess of approved
                  deductibles) by insurance.

                  (c) "Related Security" means any security now or from time to time hereafter held or to be held by the Mortgagee in respect of or in connection with some or all of the obligations of the Owner under the Loan Agreement or some or all of the obligations of a person under a guarantee of some or all of the obligations of the Owner under the Loan Agreement;

                  (d) "Related Security Document or Security Document" means any document creating, evidencing or regulating the terms of any Related Security;

                  (e) "Requisition Compensation" means the sums of money or other compensation from time to time payable or paid by any person in connection with or by reason of requisition for title or other compulsory acquisition of the Vessel otherwise than requisition for hire;

                  (f) "the Vessel" means the Vessel and includes its boilers, engines, machinery, masts, spars, rigging, boats, anchors, chains, cranes, tackle, apparel, furniture, fittings and all computer and other equipment and all other appurtenances (including without limitation drilling masts, rotary tables, substructures, draw work, engines, pumps, blowout prevention equipment, drill pipe and drill bits) belonging or appertaining to the Vessel (whether owned at the date of this Deed or acquired later and whether or not on board) and all additions, replacements and improvements thereto;

                  (g) "arrest" (as a noun) includes any arrest, detention, distraint, restraint, impounding or filing of a libel and "arrest" as a verb shall be construed accordingly;


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                  (h) "encumbrance" means any mortgage, charge, pledge, lien or other encumbrance;

                  (i) "law" means any law, order, statutory instrument, regulation, decree, directive or instrument of equivalent effect;

                  (j) "requisition for title" (as a verb) includes, in relation to an asset, compulsorily acquire, expropriate, nationalize, seize, capture, forfeit, condemn as prize or otherwise act so as to divest the owner thereof of title thereto and noun forms of the verb shall be construed accordingly;

                  (k) the singular includes the plural and vice versa so far as the context permits;

                  (l) any reference to a subsection is (unless otherwise stated) to the designated subsection of the Section in which the reference appears; and Section headings are for ease of reference and are not (nor to be construed so as to be) restrictive of or otherwise intended to affect the meanings of the Sections to which they refer;

                  (m) in the Mortgage (i) references to "interest" mean interest covenanted to be paid as part of the Obligations in accordance with
         Section 2.1 hereof and references to "principal" mean all other sums of money for the time being comprised in the Obligations and (ii) the expression "all sums for the time being owing to the Mortgagee" means the whole of the Obligations;

                  (n) This Deed shall be read together with the Loan Agreement but in case of any conflict between the two instruments the provisions of the Loan Agreement shall prevail.

2.       Security

         2.1 The Owner confirms that it has undertaken and hereby undertakes to pay to the Mortgagee all of the Obligations according to the Loan Agreement and the Note and the Owner undertakes at all times to observe, perform and comply with all the terms, covenants and conditions of each Security Document to which it is a party on its part to be observed, performed and complied with.

         2.2 The Owner hereby assigns and agrees to assign to the Mortgagee all of its right, title and interest in and to any Requisition Compensation to which it may be or at any time become entitled and will upon the request of the Mortgagee from time to time give notice to any person by whom any such Requisition Compensation may be payable requesting such person to pay any such Requisition Compensation directly to the Mortgagee or as the Mortgagee may from time to time direct.


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         2.3 The security created by the Mortgage and this Deed and by the terms, covenants and conditions hereof shall be held by the Mortgagee as a continuing security for (i) the due and punctual payment by the Owner to the Mortgagee of the Obligations and (ii) the due and punctual performance and observance by the Owner in favor of the Mortgagee of all the terms, covenants and conditions of each Security Document to which it is a party, provided that if at any time (a) the Owner has paid to the Mortgagee the Obligations in full and (b) the Owner is under no further actual or contingent liability towards the Mortgagee under any Security Document to which it is party and has otherwise performed and observed each of the terms, covenants and conditions on its part to be performed and observed under each such Security Document the Mortgagee will, at the request and cost of the Owner, discharge the security created by the Mortgage and this Deed.

         2.4 All payments to be made by the Owner hereunder or under any Security Document shall be made without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any present or future taxes of any nature now or hereafter imposed, levied, collected or assessed by any taxing or governmental authority whatsoever unless the Owner is compelled by law to deduct such taxes. In that event all such taxes shall be borne by the Owner, or if under the provisions of any applicable law this stipulation cannot be applied, then the Owner shall increase the payment to the Mortgagee so that the net amounts paid to the Mortgagee shall be equal to the full amounts which the Mortgagee would have received had payment not been made subject to such deduction or withholding.

3.       Representations and Warranties

         3.1 The Owner represents and warrants to the Mortgagee that:

                  (a) the Owner is duly organized and validly existing under the laws of the State of Delaware, United States of America and has power and has obtained all necessary consents for the execution and performance of this Deed and each Security Document to which it is a party;

                  (b) it is the sole, lawful and beneficial owner of all Sixty-four Sixty-fourth shares in the Vessel free and clear of all encumbrances except Permitted Liens or any commitment to make the Vessel available to any governmental authority for charter, or sale or use, and the Vessel is duly registered as a Bahamian Ship at the Port of Nassau;

                  (c) the Vessel is not (i) under arrest or (ii) in the possession of any person (other than its master and crew);

                  (d) the Vessel is not, save as has been disclosed by the Owner to the Mortgagee in writing, subject to, or contracted to perform under, any charter;

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                  (e) it has not assigned or otherwise created any encumbrance over its or any part of its right, title and interest in and to Earnings of the Vessel or any Requisition Compensation except Permitted Liens;

                  (f) the Vessel is insured on the date hereof in compliance with the requirements of Section 5 hereof;

                  (g) the Vessel is classified as a [drilling rig] [drillship] diving support vessel with [the American Bureau of Shipping] (or to such other classification or with such other classification society as the Mortgagee may have approved in writing);

                  (h) except for registration of the Mortgage pursuant to
         Section 33 of the Merchant Shipping Act, Chapter 246 of the Bahamas, all consents, licenses and approvals of, declarations to or registrations with courts or government agencies required to make the Mortgage and this Deed its valid and binding obligations or to enable the Owner lawfully to enter into and perform the obligations undertaken by it in the same have been obtained or made and are in full force and effect;

                  (i) except for registration of the Mortgage pursuant to
         Section 33 of the Merchant Shipping Act, Chapter 246 of the Bahamas, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Mortgage or this Deed in any jurisdiction in which the Owner is incorporated, owns assets or carries on business that such document be filed, recorded, registered or enrolled with any court or government agency of or in that jurisdiction;

                  (j) neither its entry into nor the performance by it of the obligations undertaken by it in the Mortgage and this Deed (a) give rise to, cause to crystallize or oblige any person to create any encumbrance other than one in favor of the Mortgagee, (b) vest in any person any right to require premature payment or repayment of any indebtedness of it or to terminate or withdraw the Vessel from service under any charter party to which it is a party or (c) is or will necessarily result in any breach of or default under its memorandum and articles of association (or documents of equivalent effect) , any provision of law or any agreement to which it is party or by which it may be bound; and

                  (k) the obligations undertaken by it in the Mortgage and this Deed are its legal, valid and binding obligations, enforceable against the Owner in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.


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                               Part II - Insurance

4.       Insurance Definitions

         4.1 In this Deed:

                  (a) "Insurers" means the underwriters or insurance companies with whom any Insurance is effected and any protection and indemnity or war risks association in which the Vessel may at any time be entered;

                  (b) "Insurances" means all policies and contracts of insurance (which expression includes all entries in a protection and indemnity or war risks association) which are now or may hereafter be taken out or effected in respect of the Vessel or its increased value or its earnings or profits, and all the benefits thereof including all claims thereunder and returns of premium;

                  (c) "required insurance amount" means the amounts of insurance coverage described in Section 5 hereof;

                  (d) "total loss" includes (1) any actual or constructive or arranged or agreed or compromised total loss (2) any requisitioning for title and (3) the capture, seizure, arrest, detention, or confiscation of the Vessel by any government, or by persons purporting to act on behalf of any government, unless the Vessel be released and restored to the Owner from such capture, seizure, detention or confiscation within one month after the date thereof;

                  (e) "war risks" includes the risk of mines and all risks excluded from the standard form of English marine policy by the free of capture and seizure clause.

5.       Obligatory Insurances

         5.1 The Owner covenants that:

                  (a) The Owner will cause to be carried and maintained on or in respect of the Vessel without expense to the Mortgagee, all risk equivalent Hull and Machinery and Protection and Indemnity insurance with responsible and reputable insurance companies, underwriters, associations, clubs or funds reasonably acceptable to the Mortgagee in an amount not less than the greater of (X) 110% of the amount of the outstanding Indebtedness hereby secured or (Y) the fair market value of the Vessel's hull and machinery (the "agreed value"), war risk and protection and indemnity and insurances in such amounts (with such deductibles or franchises), against such risks (including but not limited to, loss of or damage to hull or machinery; protection and indemnity; war risks in the event the Vessel is located outside United States territorial waters or waters above the outer Continental Shelf of the United States; pollution risks); in such form (including, without limitation, the form of the

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         loss payable clause) and in U.S. currency as the Mortgagee shall from time to time reasonably require or approve and as provided hereafter; and providing for deductibles no greater than USD 1,000,000.00 per occurrence. The Owner shall maintain liability insurance including crew liability, cargo liability, pollution liability, contractual liability and removal of wreck insurance in amounts similar to that maintained by owners of similar vessels and reasonably acceptable to the Mortgagee or, without expense to the Mortgagee, have the Vessel fully entered in a responsible and reputable Protection and Indemnity Association or club in good standing and reasonably acceptable to the Mortgagee. The Owner will cause such association or club to issue to the Mortgagee a Letter of Undertaking or certificate or cover note, noting the Mortgagee's interest in such insurance in a form reasonably satisfactory to the Mortgagee. The Owner will furnish the Mortgagee from time to time on request and in any event at least annually a detailed report (including a list showing the insured value of the Vessel) signed by a firm of marine insurance brokers reasonably acceptable to the Mortgagee with respect to the insurance carried and maintained on the Vessel, together with its report as to the compliance of such insurance with the requirements of this Section 5. The Owner agrees that, unless the insurances by its terms provide that they cannot cease without the Mortgagee being informed and having the right to continue the insurances by paying any premiums not paid by the Owner, receipts showing payment of premiums for required insurance paid shall be in the hands of the Mortgagee at least two (2) days before the risk in question commences.

                  (b) The Owner shall, at its own expense, furnish to the Mortgagee a breach of warranty endorsement, including Additional Perils Pollution, providing coverage for the Mortgage in an amount equal to at least 110% of the amount of the Indebtedness hereby secured. Such mortgagee's breach of warranty endorsement insurance shall be maintained in the broadest form available in the American or British markets for vessels of the same type as the Vessel through underwriters reasonably acceptable to the Mortgagee. The Vessel shall not undertake any construction operations, carry any cargoes or proceed in an area then excluded by trading warranties under its marine or war risk policies (including protection and indemnity) without obtaining all necessary additional coverage, reasonably satisfactory in form and substance to the Mortgagee; and evidence of which additional insurance shall be furnished to the Mortgagee.

                  (c) The Owner will cause the relevant insurance brokers to agree to, and the Owner hereby covenants and agrees that it will, advise the Mortgagee of any expiration, termination, nonrenewal, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Owner of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessel. To the extent obtainable from underwriters or brokers, all policies required hereby shall provide for not less than thirty (30) days prior written notice (ten (10) days with respect to non-payment of premiums and seven
         (7) days with respect to war risks) to be received by the Mortgagee of the termination or cancellation of the insurance evidenced thereby. All policies of insurance maintained pursuant to this Part II, Section 5 shall contain

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         provisions waiving underwriters' rights of subrogation thereunder against any assured named in such policy and any assignee of said assured.

                  (d) Unless the Mortgagee shall otherwise agree, all insurance (other than any Protection and Indemnity Association or Club) must name the Mortgagee as an additional insured but without liability for premiums, club calls, assessments, warranties or representations, and all amounts of whatsoever nature payable under any insurance must be payable to the Mortgagee for distribution first to itself and thereafter to the Owner or others as interest may appear. Nevertheless, unless an Event of Default shall have occurred and is continuing (i) amounts payable under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the Owner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred; provided, however, if the Mortgagee shall give notice that the Owner is in default hereunder, all such payments shall be made to the Mortgagee (with the exception of payments made under employers liability, workman's compensation and similar insurances) until the Indebtedness hereby secured has been fully discharged, and (ii) unless an Event of Default has occurred or is continuing amounts payable under any insurance with respect to the Vessel involving any damage to the Vessel not constituting an actual or constructive total loss, the underwriters may pay direct for the repair, salvage or other charges involved or, if the Owner shall have first fully repaired the damage or paid all of the salvage or other charges, may pay the Owner as reimbursement therefor; provided, however, that if such amounts (including any franchise or deductible) are greater than USD 1,000,000.00 the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

                  (e) All amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be disposed of as follows:

                           (i) any amount which might have been paid at the
                  time, in accordance with the provisions of paragraph (d) above, directly to the Owner or others shall be paid by the Mortgagee to, or as directed by, the Owner;

                           (ii) all amounts paid to the Mortgagee in respect of
                  an actual or constructive or arranged total loss or requisition shall be applied by the Mortgagee to the payment of the Indebtedness hereby secured in full;

                           (iii) so long as no Event of Default shall have
                  occurred and be continuing all other amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be applied to the making of needed repairs or other work on the Vessel, or to the payment of other claims incurred by the Owner relating to the Vessel, or may be paid to the Owner or whosoever may be entitled thereto;


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                           (iv) all other amounts paid to the Mortgagee in
                  respect of any insurance on the Vessel may, in the Mortgagee's sole discretion, be held and applied to the prepayment of the indebtedness hereby secured.

                  (f) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder and it is necessary for the Owner to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Owner, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.

                  (g) The Owner shall deliver to the Mortgagee certified copies or originals whenever so requested by the Mortgagee in writing, of all certificates of entry, cover notes, binders, evidences of insurance and policies for the purpose of inspection or safekeeping, or, alternatively, satisfactory letters of undertaking from the broker holding the same.

                  (h) The Owner agrees that it will not execute or permit or willingly allow to be done any act by which any insurance may be suspended, impaired or canceled, and that it will not permit or allow the Vessel to undertake any construction operations or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage to extend to such construction operations, risks or cargoes.

                  (i) In case any underwriter proposes to pay less on any claim of total loss (whether actual, constructive or compromised) than the amount thereof, the Owner shall forthwith inform the Mortgagee and the consent of the Mortgagee shall be required for any compromise thereof; and the Shipowner shall not agree to any adjustment or compromise of any such loss except for the highest amount reasonably obtainable thereon.

                  (j) The Owner will comply with and satisfy all of the provisions of any applicable law, convention, regulation, proclamation or order concerning financial responsibility for liabilities imposed on the Owner or the Vessel with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or order with respect to the trade which the Vessel is from time to time engaged in and the cargo carried by it or the construction projects conducted by it.

                  (k) Any provision of this Section 15 to the contrary notwithstanding, all aspects of the insurances on the Vessel (including risks covered, policy terms, deductibles, forms of loss payable clauses, and underwriters or clubs) shall at all times be fully satisfactory to and approved by the

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         Mortgagee, acting in its sole discretion. The Owner shall cause any insurance broker arranging the insurances required by this Mortgage (who shall be approved by the Mortgagee) to issue its letter of undertaking to the Mortgagee with respect to such insurance matters as the Mortgagee shall request in accordance with usual commercial practice.

                          Part III - Mortgage Covenants

6.       Operation and Use

         6.1      The Owner will:

                  (a) maintain the registration of the Vessel under the Bahamian flag and not cause or permit to be done any act or omission whereby its registration as such would or might be defeated or imperilled;

                  (b) not cause or permit the Vessel to be operated in any manner contrary to the laws, regulations, treaties and conventions (and all rules and regulations issued thereunder) from time to time applicable to its operation or to the maintenance of its flag;

                  (c) maintain and preserve the Vessel in good working order and repair in accordance with good commercial maintenance practices employed in the offshore construction industry, ordinary wear and tear excepted, and in any event in such condition as will entitle it to the classification as a [drilling rig] drillship] or to the equivalent classification in any other classification society of like standing approved by the Mortgagee in writing and so as to comply with all regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered as Bahamian ships and applicable to vessels trading in any jurisdiction to which the Vessel may, subject to the provision of this Deed, trade from time to time , and will annually furnish to the Mortgagee a certificate by such classification society that such classification is maintained;

                  (d) submit the Vessel regularly to such periodical or other surveys as the classification society in which it is entered may require and at the request of the Mortgagee provide the Mortgagee with copies of all survey reports issued in connection therewith;

                  (e) not make, or permit to be made, any change in the physical characteristics of the Vessel, which would, in the reasonable judgment of the Mortgagee, materially interfere with the suitability of the Vessel for normal commercial offshore construction operations without first receiving the written approval thereof by the Mortgagee, which approval shall not be unreasonably withheld;

                  (f) not knowingly cause or permit the Vessel to trade with, or within the territorial waters of any country where the Insurances of the Vessel would be jeopardized or imperilled;

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                  (g) until one or more Events of Default shall happen, have the right, from time to time in its discretion and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien of this Deed and the Mortgage, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, pumps, racking, housing, spare parts and supporting inventory, vehicles or living quarters or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, pumps, racking, housing, spare parts and supporting inventory, vehicles or living quarters or other appurtenance with those of substantially equal value to the Owner, which shall forthwith become subject to the lien of this Deed; and

                  (h) not, without the prior written consent of the Mortgagee (and subject to such conditions as the Mortgagee may impose) enter into any agreement or arrangement whereby the Earnings from the Vessel may be shared with any other person.

7.       Maintenance of Security

         7.1      The Owner will:

                  (a) do everything necessary under all applicable laws for the purpose of perfecting and maintaining the Mortgage as a valid Mortgage, carry on board the Vessel a certified copy of the Mortgage and this Deed and place and maintain in a conspicuous space a framed printed notice setting forth that the Vessel is mortgaged by the Owner to the Mortgagee;

                  (b) not without the prior written consent of the Mortgagee (a) assign or otherwise create or concur in the creation of or permit to exist any encumbrance other than Permitted Liens on the Requisition Compensation, and/or the Earnings, (b) except as permitted in Section 7.1(g) hereof, sell, transfer, abandon, (save in stress of weather) or otherwise dispose of the Vessel or any share therein;

                  (c) not (nor authorize or permit the master or any charterer of the Vessel or any other person to) create, incur or permit to be placed or imposed upon the Vessel any encumbrance whatsoever other than the Mortgage and Permitted Liens and any other Mortgage in favor of the Mortgagee;

                  (d) do all such acts and execute all such documents as may be reasonably required by the Mortgagee to ensure the payment to the Mortgagee of any Requisition Compensation and any other moneys payable to the Owner in respect of any compulsory requisition for use of the Vessel by or on behalf of any government or other authority;


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                  (e) pay and discharge all dues, taxes, assessments,
         governmental charges, fines and penalties lawfully imposed on the Vessel; provided that the Mortgagee shall not be required to pay any such dues, taxes, assessments, charges, fines or penalties if the validity or amount thereof is concurrently contested in good faith by appropriate proceedings and if the Mortgagee shall have set aside on its books reserves in accordance with generally accepted accounting principles in the United States deemed by it adequate with respect to such tax, assessment or charge; and provided further, however, that the Mortgagee will pay or cause to be paid all such dues, taxes, assessments, charges, fines or penalties forthwith upon the commencement of proceedings to foreclose any lien which is attached as security therefor; and not cause or permit the Vessel to be employed in any manner which will or may render it liable to confiscation, forfeiture, seizure, condemnation as prize or destruction;

                  (f) take all steps necessary to prevent a threatened arrest of the Vessel by the provision of bail, security or otherwise;

                  (g) forthwith notify the Mortgagee by telefax (confirmed by letter) of the levy of any distress on the Vessel or its arrest, detention, seizure, condemnation as prize, compulsory acquisition or requisition for title or use and (save in the case of compulsory acquisition or requisition for title or use) obtain its release within thirty days by posting bond, posting alternative security or other means.

8.       Provision of Information

         8.1      The Owner will:

                  (a) upon the execution hereof and annually thereafter upon the anniversary date of the execution hereof, provide the Mortgagee with copies of the classification certificates of the Vessel and of all damage or survey reports on the Vessel and upon request by the Mortgagee provide the Mortgagee with written authority from the Owner addressed to the relevant classification society to inspect the class records and request copies of the classification certificates of the Vessel and all periodic damage or survey reports on the Vessel;

                  (b) ensure that the Mortgagee, its surveyors or other persons appointed by it will be permitted on reasonable notice to inspect the Vessel and its logs and furnish the Mortgagee from time to time, on request, with certified copies of the logs;

                  (c) promptly furnish the Mortgagee with full information of any casualty or other accident or damage to the Vessel involving an amount in excess of USD 250,000; and

                  (d) notify the Mortgagee of any requirement or recommendation made by any insurers or classification society or by any competent authority which is not complied with within any time limit specified by such society or authority, or if no such time limit is specified, as soon as may reasonably be practicable.

9.       Further Assurance

         9.1 The Owner will from time to time at the written request of the Mortgagee do all such things and execute all such documents as the Mortgagee may reasonably consider necessary or desirable for giving full effect to any Security Document or for securing the rights of the Mortgagee thereunder.

10.      Costs and Expenses

         10.1 The Owner will reimburse the Mortgagee promptly, with interest at a rate per annum equal to the rate provided in Section 2.2D of the Loan Agreement, computed on the basis of a year of 365 days, or when applicable, 366 days, for any and all reasonable expenditures which the Mortgagee may, after any required notice to the Owner has been given pursuant to the terms of the Loan Agreement, from time to time make as provided herein, lay out or expend in providing such protection in respect of insurance, discharge or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorneys' fees and expenses and other matters as the Owner is obligated herein to provide, but fails to provide within the time required. Such obligation of the Owner to reimburse the Mortgagee shall be an additional indebtedness due from the Owner, secured by this Deed and the Mortgage, and shall be payable by the Owner on demand. The Mortgagee, though privileged to do so, shall be under no obligation to make any such expenditures, nor shall the making thereof relieve the Owner of any default in that respect.

         10.2 The Mortgagee (and each and every receiver, attorney, manager or other agent appointed by the Mortgagee hereunder) shall, without prejudice to the other rights and powers of the Mortgagee hereunder be entitled (but not bound) at any time and as often as may be necessary to take any such action as any of them may in their discretion think fit for the purpose of protecting the security created by this Deed and the other Security Documents.

11.      Duration of Covenants

         11.1 Any covenants, terms or conditions herein contained which are not expressly limited in point of time shall be construed as having effect from the date hereof and until the Owner shall be under no further actual or contingent liability under any Security Document to which it is party.

                         Part IV - Default and Remedies

12.      Events of Default

         12.1 The security hereby constituted shall become enforceable if any event of default specified in Section 6 of the Loan Agreement shall occur and be continuing.

13.      Enforcement of Security

         13.1 If the security hereby constituted shall become enforceable as herein provided, time shall be considered as of the essence of this contract, and the Mortgagee shall be entitled to put into force and exercise all the powers and remedies possessed by it according to law as mortgagee and chargee of the Vessel, and in particular:

                  (a) to take possession of the Vessel;

                  (b) to recover and collect all freights, passage moneys, remuneration for salvage or towage services, hire moneys and all other income or earnings then due or to become due to the Owner in respect of the Vessel and to give a good accounting therefor on behalf of the Owner;

                  (c) to require that all policies, contracts, certificates of entry and other records relating to Insurances (including details of and correspondence concerning outstanding claims) be delivered forthwith to such adjusters and/or brokers and/or other insurers as the Mortgagee may nominate; however, the Owner makes no representation or warranty as to the continuing effectiveness of such policies;

                  (d) to collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under any policy or contract of insurance relating to the Vessel and to take over or institute all such proceedings in connection therewith as the Mortgagee in its absolute discretion thinks fit and to permit the brokers through whom collection or recovery is effected to charge and retain the usual brokerage therefor;

                  (e) to discharge, compound, release or compromise claims in respect of the Vessel which have given or may give rise to any charge or lien on the Vessel having priority over the Mortgage or which are or may be enforceable by proceedings against the Vessel;

                  (f) to sell the Vessel or any share therein, with or without the benefit of any charterparty or other engagement, by public auction or private contract, at any place in the world, with or without advertisement, for cash or on Loan and otherwise and upon such terms as the Mortgagee in its absolute discretion may determine so long as in accordance with applicable laws, with power to postpone any such sale and without being answerable for any loss occasioned by such sale or resulting from postponement thereof, and at any such public sale to purchase the Vessel and to set off the purchase price against the Obligations;

                  (g) to manage the Vessel (and, for such purpose to appoint and/or remove any manager of the Vessel) and to insure the Vessel on such terms and with such insurers and against such risks as the Mortgagee may in its absolute discretion think fit, and to maintain and repair the Vessel and to hold, lay up, lease, contract, operate or otherwise use the Vessel in such manner and for such period as the Mortgagee in its absolute discretion deems expedient, accounting only for the net proceeds (if any) of such use, and for the purposes aforesaid to do all acts and things incidental or conducive thereto in all respects as if the Mortgagee were the owner of the Vessel without being responsible for any loss thereby incurred; provided, however, at such time as the Mortgagee enters upon and takes possession of the Vessel, the Owner shall not be held responsible by the Mortgagee for any damage to third parties resulting from or after the Mortgagee's possession of the Vessel; and

                  (h) to recover from the Owner on demand all reasonable expenses, payments and disbursements incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers aforesaid not otherwise reimbursed or recovered hereunder.

         13.2 Upon any sale of the Vessel or any share therein by the Mortgagee pursuant to this Section 13 the purchaser shall not be bound to see or enquire whether the Mortgagee's power of sale has arisen in the manner herein provided, the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

14.      Application of Moneys in Default

         14.1 All moneys received by the Mortgagee under or by virtue of the Mortgage and this Deed after the security hereby constituted has become enforceable as aforesaid shall be applied:

                  (a) first, in or towards payment of any costs, fees and expenses of the Mortgagee, its agents or attorneys hereunder and to provide adequate indemnity against liens claiming priority over or in equality with the lien of this Deed and the Mortgage;

                  (b) second, in or towards payment of the Obligations pursuant to Section 2.3 of the Loan Agreement, whether due or not, including interest thereon to the date of such payment;

                  (c) third, to the Owner or to whomsoever may be entitled thereto.

15.      Substitute Performance

         15.1 If at any time the Owner fails to do any act which it is obliged to do hereunder or to make any payment which it is obliged to make hereunder (other than a payment to the Mortgagee) the Mortgagee may, after any required notice to the Owner has been given pursuant to the terms of the Loan Agreement, (but shall not be bound to) do such act or procure its doing or make such payment itself for the purpose of maintaining its security under the Mortgage and this Deed and under all other Security Documents. The Owner will pay to the Mortgagee on demand the amount of any payment made and/or reasonable costs and expenses incurred by the Mortgagee in doing any act pursuant to this Section together with interest thereon at a rate per annum equal to the rate provided in Section 2.2D of the Loan Agreement, computed on the basis of a year of 365 days or, when applicable, 366 days, from the date such cost or expense was incurred until the date of reimbursement in full. The exercise by the Mortgagee of its rights under this Section shall not affect the operation of Section 13 hereof.

16.      Receiver

         16.1 At any time and from time to time after the security hereby constituted has become enforceable as aforesaid, the Mortgagee may appoint by writing any person to be a receiver of the Vessel and of all or part of any other property assigned or charged to the Mortgage hereby or by any other Security Document and may from time to time by writing remove any receiver so appointed and appoint another in his place.

         16.2 A receiver appointed as aforesaid shall be the agent of the Owner (who shall be solely responsible for his acts and defaults and remunerations) and shall have power on behalf of and at the cost of the Owner to do or omit to do anything which the Owner could do or omit to do by this Deed and generally shall have power to exercise all or any of the powers conferred on the Mortgagee by law and by each Security Document (subject to the proviso in Section 19 hereof).

         16.3 The Owner irrevocably appoints any receiver appointed as aforesaid its attorney for and in its name and on its behalf and as its act and deed to execute, seal and deliver and otherwise perfect any assurance, agreement, instrument or act which may be required or may be deemed proper for any of the purposes hereof.

         16.4 The net proceeds of sale and all other moneys received by any receiver shall be applied by him (subject to the claims of all secured and unsecured lenders (if any) ranking in priority to the security created by the relevant Security Document):

                  (a) first, in payment of remuneration of such receiver at such rate as may be specified in the instrument of appointment and of all reasonable costs, charges and expenses of and incidental to the appointment of such receiver and the exercise of all or any of the powers aforesaid; and

                  (b) second, any balance remaining in the hands of such receiver to be applied according to Section 14 hereof.

17.      Extension of the Mortgagee's Powers

         17.1 Each and every power and remedy conferred on the Mortgagee by the Security Documents shall be cumulative and in addition to every other power and remedy thereby specifically conferred or now or hereinafter existing at law, in equity, in admiralty or by statute. Each and every such power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee. The exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuit or any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner or to be an acquiescence therein.

         17.2 The Mortgagee may from time to time and at any time, unconditionally or on such terms and conditions as may seem expedient, waive any of the covenants, conditions and obligations on the part of the Owner contained herein or any breach thereof by the Owner. Every such waiver by the Mortgagee shall be deemed to have been made without prejudice to its rights and powers as mortgagee and chargee of the Vessel which shall at all times thereafter remain exercisable whenever the Mortgagee shall think fit and as if such waiver had not been made.

         17.3 The Owner hereby agrees that its obligations hereunder or under the Mortgage or any other Security Document shall not be in any way discharged or impaired by any forbearance, whether as to payment, time, performance or otherwise, or other indulgence being given to the Owner relating to all or any of the obligations secured hereby or by the Mortgage or by any other Security Document, or by any act, thing, omission or means whatever (other than payment in full of the Obligations), which but for this provision might constitute a legal or equitable discharge or defense of the Owner.

                          Part V - Mortgage Conditions

18.      Continuing Security

         18.1 The security created by this Deed, the Mortgage and the other Security Documents shall constitute and be continuing security notwithstanding any intermediate payment by the Owner of the Obligations or any part thereof, any settlement of accounts or other matter or thing whatsoever and shall be in addition to and not in substitution for or in derogation of any other security which the Mortgagee may now or at any time hereafter hold for or in respect of the Obligations.

         18.2 The Mortgagee shall not be obliged before taking steps to enforce the security created by the Mortgage or this Deed to exercise any of the rights, powers and remedies conferred upon it hereby or thereby (i) to take action or obtain judgment in any court against any person bound by or party to a Related Security Document or (ii) to enforce or seek to enforce the Loan Agreement or any Related Security Document and shall be at liberty at any time to grant any time or indulgence to any such person, and to exchange, release and renew any securities, and to compound in any way it may think fit with any such person for or in respect of any part of the Obligations with or without the knowledge of the Owner, without affecting the rights of the Mortgagee hereunder or under the Mortgage.

19.      Power of Attorney

         19.1 The Owner hereby irrevocably (so long as the Obligations remain unpaid) appoints the Mortgagee its attorney:

                  (a) for and on behalf of the Owner and in its name and as its act and deed to execute, seal and deliver and otherwise perfect any such document as is mentioned in Section 9 hereof;

                  (b) for and on behalf of the Owner and in its name and as its act and deed to execute and deliver to any purchaser of the Vessel from the Mortgagee in exercise of its powers under Section 13 hereof a bill of sale or other assurance in respect of the Vessel;

                  (c) for and on behalf of the Owner and in its name and as its act and deed to do all acts and execute, seal and deliver and otherwise perfect all documents which the Owner itself could do in reference to the Vessel or in connection with any of the matters dealt with in the Security Documents.

Provided that the Mortgagee shall not exercise the power contained in this Section unless and until the security hereby constituted shall have become enforceable as aforesaid. The exercise of such power by the Mortgagee shall not put any person dealing with it upon any enquiry as to whether the security hereby constituted shall have become enforceable as aforesaid, nor shall any such person be in any way affected by notice to the contrary and the exercise by the Mortgagee of this power shall be conclusive evidence of its right to exercise the same.

20.      Indemnity

         20.1 The Mortgagee and every receiver, attorney, manager, agent or other person appointed by the Mortgagee hereunder shall be entitled to be indemnified out of the security created by the Security Documents in respect of all liabilities and expenses incurred by it, him or them in the proper execution or purported execution of any powers, authorities or discretions vested in it, him or them pursuant to any Security Document.

21.      Notices

         21.1 All notices, requests, consents, demands, and other communications provided for or permitted hereunder shall, except as otherwise expressly provided herein, be given in accordance with Section 7.8 of the Loan Agreement to the parties at the addresses set forth below:

              Owner:            R&B Falcon Corporation
                                901 Threadneedle
                                Houston, Texas  77079
                                Attention:   Steven Webster
                                Facsimile No. (281) 496-0285

              Mortgagee:        RBF Finance Co.
                                901 Threadneedle
                                Houston, Texas 77079
                                Attention:    Leighton Moss
                                Facsimile No. (281) 496-0285

unless another address shall be furnished in writing by the party to receive such notice to the party giving such notice.

22.      Jurisdiction

         22.1 For the exclusive benefit of the Mortgagee the parties hereto irrevocably agree that the courts of the Commonwealth of The Bahamas are to have jurisdiction to settle any disputes which may arise out of or in connection with the Mortgage and this Deed and that accordingly, any suit, action or proceeding (together in this Section referred to as "Proceedings") arising out of or in connection with the Mortgage or this Deed may be brought in such courts.

         22.2 Without prejudice to Section 22.1 hereof, the Owner further irrevocably agrees that any Proceedings arising out of or in connection with this Deed or the Mortgage may be brought in any place wherein the Vessel may be situated, and submits to the non-exclusive jurisdiction of each such court.

         22.3 The Owner agrees that any writ, judgment or other notice of legal process in the courts of the Commonwealth of The Bahamas shall be sufficiently served on it if delivered by it at the following address:

              R&B Falcon Corporation
              901 Threadneedle
              Houston, Texas  77079
              Attention: Steven Webster

         22.4 The Owner irrevocably waives any objection which it may now or hereafter to the laying of the venue of any proceedings in any such court as is referred to in this Section or claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the courts of the Commonwealth of The Bahamas or any place wherein the Vessel may be situated shall be conclusive and binding upon the Owner and may be enforced in the courts of any other jurisdiction.

23.      Successors in Title

         23.1 The obligations on the part of the Owner contained herein shall bind it and its successors and permitted assigns and the rights of the Mortgagee shall enure to the benefit of its successors and assigns, whether so expressed or not.

24.      Invalidity of Provision

         24.1 If any provision hereof is or becomes invalid or unenforceable for any reason under the laws of any jurisdiction, such provision shall be invalid and unenforceable as to that jurisdiction only and such invalidity or unenforceability shall not (and shall not be construed so as to) invalidate or make unenforceable any other provision hereof.

25.      Law

         25.1 This Deed shall be governed by and construed in accordance with the laws of the Commonwealth of The Bahamas.

                               Owner:

                               R&B FALCON CORPORATION, a corporation
                               organized under the laws of the State of Delaware


                               By: /S ROBERT F. FULTON
                                   --------------------------------------------
                               Name: Robert F. Fulton
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                               IN WITNESS whereof this
                               Deed has been executed by
                               the duly authorized officer
                               of the Owner hereto the day
                               and year first before
                               written.

                               Mortgagee:

                               RBF FINANCE CO., a corporation organized under the laws of the State of Delaware


                               By:   /S/ LEIGHTON E. MOSS
                                     ------------------------------------------
                               Name: Leighton E. Moss
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                               IN WITNESS whereof this
                               Deed has been executed by
                               the duly authorized officer
                               of the Mortgagee hereto the
                               day and year first before
                               written.